FLIA-P3 09/26

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED SEPTEMBER 10, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED AUGUST 1, 2026, OF

FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

(THE “FUND”)

Effective September 10, 2026, the Fund’s Summary Prospectus and Prospectus are amended as follows:

I.

The following replaces the sixth paragraph under the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the tenth paragraph under the section titled “Principal Investment Policies and Practices” in the Fund’s Prospectus:

For purposes of pursuing its investment goal, the investment manager regularly enters into various currency related derivatives, including currency and cross currency forwards, currency options, currency swaps and currency futures contracts. The Fund expects to maintain extensive positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which exposes a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The use of these derivative transactions may allow the fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including interest rate and credit related derivatives, including interest rate/bond futures contracts, interest rate and credit default swap agreements and options on interest rate and credit derivatives (including options on credit default swaps). The Fund may also, from time to time, use a variety of complex fixed income securities, which may include purchasing or selling options on fixed income securities such as fixed income exchange-traded funds and fixed income mutual funds. These derivatives may be used to enhance Fund returns, increase liquidity, gain or manage exposure to certain instruments or markets in a more efficient or less expensive manner and/or hedge risks associated with its other portfolio investments.

II.	The following replaces the first sentence of the eleventh paragraph under the section titled “Principal Investment Policies and Practices” in the Fund’s Prospectus:

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors.

III.	The following replaces the first sentence in the fourteenth paragraph under the section titled “Principal Investment Policies and Practices” in the Fund’s Prospectus:

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.

IV.	The following is added before the sixteenth paragraph under the section titled “Principal Investment Policies and Practices” in the Fund’s Prospectus:

A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.

For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the seller that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The buyer of the credit default swap is purchasing the obligation of its counterparty to offset losses the buyer could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.

A currency option is a contract, typically negotiated bilaterally and traded over-the-counter (OTC) between two parties, that grants the holder the right, but not the obligation, to buy or sell a specific currency at a specified exchange rate, called the “strike price,” during a specified period of time. Generally, upon exercise, a currency option triggers a spot foreign exchange transaction at the strike price, meaning the parties actually exchange currencies. However, some currency options are U.S. dollar-settled, in which case no delivery or receipt of foreign currency occurs.

A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Please retain this supplement for future reference.